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                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549

                                   Form 8-K

                                CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934


                    Date of Report (Date of earliest Event
                           Reported): April 27, 2001


        CWMBS, INC., (as depositor under the Pooling and Servicing Agreement, dated as of April 1, 2001, providing for the issuance of the CWMBS, INC., Alternative Loan Trust 2001-5, Mortgage Pass-Through Certificates, Series 2001-8).


                                  CWMBS, INC.
            (Exact name of registrant as specified in its charter)


          Delaware                     333-51332             95-4596514
          --------                     ---------             ----------
(State or Other Jurisdiction          (Commission         (I.R.S. Employer
      of Incorporation)              File Number)         Identification No.)



           4500 Park Granada
           Calabasas, California                                 91302
         -------------------------                            ----------
           (Address of Principal                              (Zip Code)
            Executive Offices)

Registrant's telephone number, including area code (818) 225-3240

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Item 5.  Other Events.
         ------------

     On April 27, 2001, CWMBS, Inc. (the "Company") entered into a Pooling and Servicing Agreement dated as of April 1, 2001 (the "Pooling and Servicing Agreement"), by and among the Company, as depositor, Countrywide Home Loans, Inc. ("CHL"), as seller and as master servicer, and The Bank of New York, as trustee (the "Trustee"), providing for the issuance of the Company's Mortgage Pass-Through Certificates, Series 2001-8. The Pooling and Servicing Agreement is annexed hereto as Exhibit 99.1.



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Item 7.       Financial Statements, Pro Forma Financial
              Information and Exhibits.

(a)      Not applicable.

(b)      Not applicable.

(c)      Exhibits:

          99.1. The Pooling and Servicing Agreement, dated as of April 1, 2001, by and among the Company, CHL and the Trustee.


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                                  SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                               CWMBS, INC.



                                               By: /s/ Celia Coulter
                                                   ---------------------------
                                                   Celia Coulter
                                                     Vice President



Dated:  July 5, 2001


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                                 Exhibit Index



Exhibit                                                               Page

99.1.           Pooling and Servicing Agreement,
                dated as of April  1, 2001, by
                and among, the Company, CHL
                and the Trustee.                                         6



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